                                                                     EXHIBIT 4.3


________________________________________________________________________________



                         REGISTRATION RIGHTS AGREEMENT

                        Dated as of September 18, 1997

                                     Among

                       COMMUNICATIONS INSTRUMENTS, INC.

                                      and

                                THE GUARANTORS,
                                 named herein

                                      and

                         BANCAMERICA SECURITIES, INC.
                                      and
                             SALOMON BROTHERS INC,
                             as Initial Purchasers


________________________________________________________________________________

                                  $95,000,000

                    10% SENIOR SUBORDINATED NOTES DUE 2004

                               TABLE OF CONTENTS

                                                                     Page
1.   Definitions.....................................................   1

2.   Exchange Offer..................................................   5

3.   Shelf Registration..............................................   8

4.   Additional Interest.............................................   9

5.   Registration Procedures.........................................  11

6.   Registration Expenses...........................................  20

7.   Indemnification.................................................  21

8.   Rule 144 and 144A...............................................  25

9.   Underwritten Registrations......................................  26

10.  Miscellaneous                                                     26
     (a)  No Inconsistent Agreements.................................  26
     (b)  Adjustments Affecting Registrable Securities...............  26
     (c)  Amendments and Waivers.....................................  26
     (d)  Notices....................................................  27
     (e)  Successors and Assigns.....................................  28
     (f)  Counterparts...............................................  28
     (g)  Headings...................................................  28
     (h)  Governing Law..............................................  28
     (i)  Severability...............................................  29
     (j)  Securities Held by the Issuers or their Affiliates.........  29
     (k)  Third Party Beneficiaries..................................  29

                         REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement (the "Agreement") is dated as of
                                                   ---------
September 18, 1997, by and among Communications Instruments, Inc., a Delaware corporation (the "Company"), and Kilovac Corporation, a California corporation,
                  -------
and Kilovac International, Inc., a California corporation each of which is also a wholly-owned subsidiary of the Company (collectively, the "Guarantors"), and
                                                             ----------
BancAmerica Securities, Inc. and Salomon Brothers Inc (the "Initial
                                                            -------
Purchasers").
----------

          This Agreement is entered into in connection with the Purchase Agreement, dated as of September 12, 1997, among the Company, the Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale
                             ------------------
to the Initial Purchasers of $95,000,000 aggregate principal amount of the 10% Senior Subordinated Notes due 2004 of the Company (the "Notes"), which Notes
                                                        -----
will be guaranteed by the Guarantors (the "Guarantees" and, together with the
                                           ----------
Notes, the "Securities").  The Company, and the Guarantors are collectively
            ----------
referred to herein as the "Issuers." In order to induce the Initial Purchasers
                           -------
to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the obligation of the Initial Purchasers to purchase the Securities under the Purchase Agreement.

          The parties hereby agree as follows:

 1.  Definitions
     -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest:  See Section 4(a) hereof.
          -------------------

          Advice:  See the last paragraph of Section 5 hereof.
          ------

          Agreement:  See the first introductory paragraph
          ---------
hereto.

          Applicable Period:  See Section 2(b) hereof.
          -----------------

          Closing Date:  The Closing Date as defined in the Purchase Agreement.
          ------------

          Company:  See the first introductory paragraph hereto.
          -------

          Effectiveness Date:  The 135th day after the Issue
          ------------------

Date.

          Effectiveness Period:  See Section 3(a) hereof.
          --------------------

          Event Date:  See Section 4(b) hereof.
          ----------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations of the SEC promulgated thereunder.

          Exchange Securities:  See Section 2(a) hereof.
          -------------------

          Exchange Offer:  See Section 2(a) hereof.
          --------------

          Exchange Registration Statement:  See Section 2(a) hereof.
          -------------------------------

          Expiration Date:    See Section 2(a) hereof.
          ---------------

          Filing Date:  The 45th day after the Issue Date.
          -----------

          Guarantors: See the first introductory paragraph hereto.
          ----------

          Holder:  Any record holder of a Registrable Security or Registrable
          ------
Securities.

          Indemnified Person:  See Section 7(c) hereof.
          ------------------

          Indemnifying Person:  See Section 7(c) hereof.
          -------------------

          Indenture:  The Indenture, dated as of September 18, 1997 among the
          ---------
Issuer, the Guarantors and Norwest Bank Minnesota National Association, as trustee, pursuant to which the Securities are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  See the first introductory paragraph hereto.
          ------------------

          Inspectors: See Section 5(o) hereof.
          ----------

          Issue Date: The date on which the original Securities were sold to the
          ----------
Initial Purchasers pursuant to the Purchase Agreement.

          Issuers:  See the second introductory paragraph hereto.
          -------

          NASD:  See Section 5(s) hereof.
          ----

          Participant:  See Section 7(a) hereof.
          -----------

          Participating Broker-Dealer:  See Section 2(b) hereof.
          ---------------------------

          Person:  An individual, trustee, corporation, partnership, limited
          ------
liability company, limited liability limited partnership, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange:  See Section 2(b) hereof.
          ----------------

          Private Exchange Securities:  See Section 2(b) hereof.
          ---------------------------

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the second introductory paragraph hereto.
          ------------------

          Records:  See Section 5(o) hereof.
          -------

          Registrable Securities:  Each Security upon original issuance of the
          ----------------------
Securities and at all times subsequent thereto, each Exchange Security as to which Section 2(c)(v) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Security upon original issuance thereof and at all times subsequent thereto, until in the case of any such Security, Exchange Security or Private Exchange Security, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Security as to which Section 2(c)(v) hereof is applicable, the Exchange Registration Statement) covering such Security, Exchange Security or Private Exchange Security, as the case may be, has been declared effective by the SEC and such Security (unless such Security was not tendered for exchange by the Holder thereof), Exchange Security or Private Exchange Security, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Security, Exchange Security or Private Exchange Security, as the case may be, is sold in compliance with Rule 144, or (iii) such Security, Exchange Security or Private Exchange Security, as the case may be, ceases to be outstanding for purposes of the Indenture.

          Registration Statement:  Any registration statement of the Issuers,
          ----------------------
including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A:  Rule 144A promulgated under the Securities Act, as such
          ---------
Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC: The Securities and Exchange Commission.
          ---

          Securities:  See the second introductory paragraph hereto.
          ----------

          Securities Act: The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c) hereof.
          ------------

          Shelf Registration:  See Section 3(a) hereof.
          ------------------

          Shelf Registration Statement:  See Section 3(a) hereof.
          ----------------------------

          TIA: The Trust Indenture Act of 1939, as amended.
          ---

          Trustee: The trustee under the Indenture and, if existent, the trustee
          -------
under any indenture governing the Exchange Securities and Private Exchange Securities (if any).

          Underwritten registration or underwritten offering: A registration in
          --------------------------------------------------
which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

 2.  Exchange Offer
     --------------

          (a) Each of the Issuers agrees to file with the SEC no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all of the
                                       --------------
Registrable Securities (other than the Private Exchange Securities, if any) for a like aggregate principal amount of senior subordinated debt securities of the Issuers, guaranteed by the Guarantors, which are identical in all material respects to the Securities (the "Exchange Securities") (and which are entitled
                                 -------------------
to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA), except that the Exchange Securities (other than Private Exchange Securities, if any) shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply with all
           -------------------------------
applicable tender offer rules and regulations under the Exchange Act. The Issuers agree to use their best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 30 days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders (the last day of such period, the "Expiration Date");
                                                              ---------------
and (z) consummate the Exchange Offer on or prior to the 180th day following the Issue Date. If after such Exchange Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of any of the Issuers within the meaning of the Securities Act. Upon consummation of the Exchange Offer in accordance with this
Section 2, the Issuers shall have no further obligation to register Registrable Securities (other than Private Exchange Securities and other than in respect of any Exchange Securities as to which clause 2(c)(v) hereof applies) pursuant to

Section 3 hereof. No securities other than the Exchange Securities shall be included in the Exchange Registration Statement.

          (b) The Issuers shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been
----------------------------
publicly disseminated by the Staff of the SEC or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities.

          Each of the Issuers shall use its best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by any Participating Broker-Dealer subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Securities; provided, however, that such period shall not exceed 180 days
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following the first bona fide offering of securities under such Registration Statement (or such shorter time as such Persons must comply with such requirements in order to resell the Exchange Securities)(the "Applicable
                                                              ----------
Period").
------
          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Securities acquired by them and having the status of an unsold allotment in the initial distribution, the Issuers shall, upon the request of any of the Initial Purchasers, simultaneously with the delivery of the Exchange Securities in the Exchange Offer issue and deliver to the Initial Purchasers in exchange (the "Private Exchange") for such Securities held by the
                             ----------------
Initial Purchasers a like principal amount of debt securities of the Company, guaranteed by the Guarantors, that are identical to the Exchange Securities (the "Private Exchange Securities") (and which are issued pursuant to the same
 ---------------------------
indenture as the Exchange Securities) except for the placement of a restrictive legend on such Private Exchange Securities. The Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities.

          Interest on the Exchange Securities and the Private Exchange Securities will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

          In connection with the Exchange Offer, the Issuers shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (3) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Issuers shall:

          (1) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder of Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

          The Exchange Securities and the Private Exchange Securities shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that (1) the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture and (2) the Private Exchange Securities shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter.

          (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Issuers reasonably determine in good faith that they are not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 180 days of the Issue Date, (iii) any holder of Private Exchange Securities so requests at any time after the consummation of the Private Exchange, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of any of the Issuers within the meaning of the Securities Act), then the Issuers shall promptly deliver to the Holders and the Trustee written notice thereof (the "Shelf Notice") to the Trustee and in the
                                     ------------
case of clauses (i) and (ii), all Holders, in the case of clause (iii), the Holders of the Private Exchange Securities and in the case of clause (iv), the affected Holder, and shall file a Shelf Registration pursuant to Section 3 hereof.

 3.  Shelf Registration
     ------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a) Shelf Registration.  The Issuers shall as promptly as reasonably
              ------------------
practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Shelf Registration"). If the Issuers shall not have yet filed
                 ------------------
an Exchange Registration Statement, each of the Issuers shall use its best efforts to file with the SEC the Shelf Registration on or prior to the Filing Date. Otherwise, the Issuers shall use their best efforts to file with the SEC the Shelf Registration Statement (as defined below) on or prior to the 30th day after the delivery of the Shelf Notice. The Shelf Registration shall be on Form S-1 or another appropriate form (the "Shelf Registration Statement") permitting
                                      ----------------------------
registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration.

          Each of the Issuers shall use its commercially reasonable efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Shelf Registration continuously effective under the

Securities Act until the date which is two years from the date on which the SEC declares such Shelf Registration Statement effective, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"),
                                                         --------------------
or such shorter period ending when all Registrable Securities covered by the Shelf Registration have been sold in the manner set forth and as contemplated in the Shelf Registration.

          (b) Withdrawal of Stop Orders.  If the Shelf Registration ceases to be
              -------------------------
effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), each of the Issuers shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c) Supplements and Amendments.  The Issuers shall promptly supplement
              --------------------------
and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

 4.  Additional Interest
     -------------------

          (a) The Issuers and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay, as liquidated damages, additional interest on the Securities ("Additional Interest") under the circumstances and to the extent set
             -------------------
forth below (each of which shall be given independent effect and shall not be duplicative):

               (i) if neither the Exchange Registration Statement nor the Shelf Registration has been filed on or prior to the Filing Date or the date 30 days following the earliest delivery of a Shelf Notice pursuant to Section 2(c)(i), (iii) or (iv) hereof, then, commencing on the later of (x) 46th day after the Issue Date or (y) the date 30 days following the earliest delivery of a Shelf Notice pursuant to Section 2(c)(i), (iii) or (iv) hereof, Additional interest shall accrue on the Notes over and above the stated interest at a rate of 0.50% per annum for the first 90 days immediately following such date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period;

               (ii) if neither the Exchange Registration Statement is declared effective by the SEC on or prior to the Effectiveness Date nor the Shelf Registration Statement is declared effective by the SEC on or prior to the later of (a) the Effectiveness Date or (b) the date 30 days following the earliest delivery of a Shelf Notice pursuant to Section 2(c)(i), (iii) or
     (iv) hereof, then, commencing on the later of (x) 136th day after the Issue Date or (y) the date 30 days following the earliest delivery of a Shelf Notice pursuant to Section 2(c)(i), (iii) or (iv) hereof, Additional Interest shall accrue on the Notes included or which should have been included in such Registration Statement over and above the stated interest at a rate of 0.50% per annum for the first 90 days immediately following such date, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each subsequent 90-day period; and

               (iii) if (A) the Issuers have not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer on or prior to the 180th day after the Issue Date or (B) the Exchange Registration Statement ceases to be effective at any time prior to the Expiration Date or (C) if applicable, the Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (unless all Notes have been sold thereunder), then Additional Interest shall accrue (over and above any interest otherwise payable on such Securities) at a rate of 0.50% per annum on (x) the 181th day after the Issue Date with respect to the Securities validly tendered and not exchanged by the Issuers, in the case of (A) above, or (y) the day the Exchange Registration Statement ceases to be effective in the case of (B) above, or (z) the day such Shelf Registration ceases to be effective in the case of (C) above, such Additional Interest rate increasing by an additional 0.50% per annum at the beginning of each such subsequent 90-day period (it being understood and agreed that, notwithstanding any provision to the contrary, so long as any Security which is the subject of a Shelf Notice is then covered by an effective Shelf Registration Statement, no Additional Interest shall accrue on such Security);

provided, however, that the Additional Interest rate on any affected Note may
--------  -------
not exceed in the aggregate 1.0% per annum; and provided, further, that (1) upon
                                                --------  -------
the filing of the Exchange Registration Statement or a Shelf Registration (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Registration Statement or the Shelf Registration (in the case of clause
(ii) of this Section 4(a)), or (3) upon the exchange of Exchange Securities for all Securities tendered and not withdrawn (in the case of clause (iii)(A) of this Section 4(a)), or upon the effectiveness of the Exchange Registration Statement which had ceased to remain effective (in the case of (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration which had ceased to remain effective (in the case of (iii)(C) of this Section 4(a)), Additional Interest on the affected Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

          (b) The Issuers shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional
                                     ----------
Interest due pursuant to clauses (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable to the Holders of affected Securities in cash semi-annually on each March 15 and September 15 (to the holders of record on the March 1 and September 1 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the affected Registrable Securities of such Holders, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

 5.  Registration Procedures
     -----------------------

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuers shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder, the Issuers shall:

          (a) Prepare and file with the SEC prior to the Filing Date a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use their best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however,
                                                             --------  -------
that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall, if requested, furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement or each such Participating

Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus; the Issuers shall be deemed not to have used their best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby or Participating Broker-Dealers seeking to sell Exchange Securities not being able to sell such Registrable Securities or such Exchange Securities during that period unless such action is required by applicable law or unless the Issuers comply with this Agreement, including without limitation, the provisions of paragraph 5(j) hereof and the last paragraph of this Section 5.

          (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, the Issuers shall notify the selling Holders of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within five business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities or resales of Exchange Securities by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement), contemplated by Section 5(l) hereof cease to be true and correct, (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(vi) of the determination by the Issuers that a post-effective amendment to a Registration Statement would be appropriate.

          (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information about the Company as the managing underwriter or underwriters (if any), such Holders, or counsel for any of them reasonably request to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Registrable Securities and to each such Participating Broker-Dealer who so requests and upon request to counsel and each managing underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, each Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, to use its best efforts to register or qualify such Registrable Securities (and to cooperate with selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided,
                                                                    --------
however, that where Exchange Securities held by Participating Broker-Dealers or
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Registrable Securities are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
Section 5(h); use their best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Registrable Securities covered by the applicable Registration Statement; provided, however, that none of the Issuers
                                   --------  -------
shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject or (D) qualify to sell such securities in all fifty states within the United States.

          (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

          (j) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Issuers shall
                                      --------  -------
not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, in the event that, and for a period not to exceed an aggregate of 45 days in any calendar year if,
(i) any event occurs and is continuing as a result of which a Shelf Registration Statement would, in the Issuers' good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(a) the Issuers determine in their good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuers or (b) the disclosure otherwise relates to a pending material business transaction that has not been publicly disclosed.

          (k) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with certificates for the Registrable Securities or Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company and
(ii) provide a CUSIP number for the Registrable Securities or Exchange Securities, as the case may be.

          (l) In connection with any underwritten offering of Registrable Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Securities and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Registrable Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Issuers and their respective subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Securities, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Issuers and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt similar to the Securities; (iii) use their best efforts to obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of any of the Issuers or of any business acquired by any of the Issuers for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and substantially in the form delivered to the Initial Purchasers under the Purchase Agreement; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (m) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, subject to prior receipt of appropriate confidentiality agreements, make available for inspection by one representative of the selling Holders of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holders or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable
     ----------
business hours, all
financial and other records, pertinent corporate documents and instruments of the Issuers and their respective subsidiaries (collectively, the "Records") as
                                                                  -------
shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their respective subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which any of the Issuers determine, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or reasonably likely to involve such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or
(iv) the information in such Records has been made generally available to the public; provided, further, however, that prior notice shall be provided as soon
        --------  -------  -------
as practicable to the Issuers of the potential disclosure of any information by such Inspector pursuant to clauses (i), (ii), (iii) or (iv) of this sentence to permit the Issuers to obtain a protective order (or waive the provisions of this paragraph (m)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable). Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such information is generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give prior notice to the Issuers and allow the Issuers to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Issuers, sole expense.

          (n) Provide an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Securities, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (o) Comply with all applicable rules and regulations of the SEC to the extent and so long as they are applicable to the Exchange Registration Statement or the Shelf Registration Statement and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (p) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Issuers shall mark, or cause to be marked, on such Registrable Securities that such Registrable Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied.

          (q) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").
                               ----

          The Issuers may require each seller of Registrable Securities or Participating Broker-Dealer as to which any Registration is being effected to furnish to the Issuers such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Securities or Exchange Securities of any seller or Participating Broker-Dealer who unreasonably fails to furnish such information within a reasonable time after receiving such request.

Each seller or Participating Broker-Dealer as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

          Each Holder of Registrable Securities and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Issuers of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Issuers that the
                                                ------
use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Issuers shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or (y) the Advice.

 6.  Registration Expenses
     ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions (x) where the holders of Registrable Securities are located, in the case of the Exchange Securities, or (y) as provided in Section 5(h) hereof, in the case of Registrable Securities or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or sold by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses incurred by the Issuers, (iv) fees and disbursements of counsel for the Issuers and fees and disbursements of special counsel for the sellers of Registrable Securities (subject to the provisions of Section 6(b) hereof), (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(l)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, if any, and any fees associated with making the Registrable Securities or Exchange Securities eligible for trading through The Depository Trust Company, (vii) Securities Act liability insurance, if the Issuers desire such insurance, (viii) fees and expenses of all other Persons retained by the Issuers, (ix) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (x) the expense of any annual audit of the Issuers, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements and any other documents necessary in order to comply with this Agreement.

          (b) In the event the Issuers are required to file a Shelf Registration Statement pursuant to a Shelf Notice delivered pursuant to Section 2(c)(ii) hereof, the Issuers, jointly and severally, shall reimburse the Holders of the Registrable Securities being registered in a Shelf Registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in such Shelf Registration Statement.

7.   Indemnification
     ---------------

          (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Holder of Registrable Securities offered pursuant to a Shelf Registration Statement and each Participating Broker-Dealer selling Exchange Securities during the Applicable Period, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and
                       -----------
against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which the offering of such Registrable Securities or Exchange Securities, as the case may be, is registered (or any amendment thereto) or related Prospectus (or any amendments or supplements thereto) or any related preliminary prospectus, or caused by, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided,
                                                                       --------
however, that the Issuers will not be required to indemnify a Participant if (i)
-------
such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuers in writing by or on behalf of such Participant expressly for use therein or (ii) if such Participant sold to the person asserting the claim the Registrable Securities or Exchange Securities which are the subject of such claim and such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and it is established by the Issuers in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities or Exchange Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) or as a result of noncompliance by the Issuers with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their respective directors and officers, employees, representatives, affiliates and agents and each Person who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only (i) with reference to information relating to such Participant furnished to the Issuers in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Issuers. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Securities or Exchange Securities giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Person against whom such indemnity may be sought (the "Indemnifying
                                                                  ------------
Person") in writing, and the Indemnifying Person, upon request of the
------
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the
                 --------  -------
Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed promptly after demand as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Securities and Exchange Securities sold by all such Participants and any such separate firm for the Issuers, their directors, their officers, employees, representatives, agents and affiliates and such control Persons of the Issuers shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for reasonable fees and expenses actually incurred by counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall
                         --------  -------
not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting, in good faith, the request for reimbursement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities or Exchange Securities, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.   Rule 144 and 144A
     -----------------

          Each of the Issuers covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, provide other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A. Each of the Issuers further covenants for so long as any Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

9.   Underwritten Registrations
     --------------------------

          If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering and reasonably acceptable to the Issuers.

          No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Miscellaneous
     -------------

          (a) No Inconsistent Agreements.  Neither of the Issuers has, as of the
              --------------------------
date hereof, and neither of the Issuers shall, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Neither of the Issuers has entered and neither of the Issuers will enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

          (b) Adjustments Affecting Registrable Securities. Neither of the
              --------------------------------------------
Issuers shall, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

          (c) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the
                                                 --------  -------
provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d)  Notices.  All notices and other communications (including without
               -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

               1. if to a Holder of the Registrable Securities or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

                    BancAmerica Securities, Inc.
                    231 S. LaSalle Street
                    17th Floor
                    Chicago, Illinois 60697
                    Facsimile No: (312) 828-5539
                    Attention: Thomas J. McGrath

                    Salomon Brothers Inc
                    233 South Wacker Drive, Sears Tower
                    Chicago, Illinois  60606
                    Facsimile No: (312) 876-8494
                    Attention: Gregory Y. Pearlman


     with a copy to:

                    Winston & Strawn
                    35 West Wacker Drive
                    Chicago, Illinois 60601
                    Facsimile No: (312) 558-5700
                    Attention: Steven J. Gavin

               2.  if to the Initial Purchasers, at the addresses specified in
     Section 10(d)(1);

               3.   if to an Issuer, as follows:

                    Communications Instruments, Inc.
                    1396 Charlotte Highway
                    P.O. Box 520
                    Fairview, North Carolina
                    Facsimile No: (704) 255-8272
                    Attention: David Henning


     with copies to:

                    Kirkland & Ellis
                    200 East Randolph
                    Chicago, Illinois  60601
                    Facsimile No: (312) 861-2000
                    Attention: Sanford Perl

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that this Agreement shall not inure to the benefit of or be
--------  -------
binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Securities.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE

OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT T0 THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Securities Held by the Issuers or their Affiliates. Whenever the
              --------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Issuers or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k) Third Party Beneficiaries.  Holders of Registrable Securities and
              -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

                           [Signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                         COMMUNICATIONS INSTRUMENTS, INC., a North Carolina Corporation

                         By:  _______________________________________
                         Name:
                         Title:

                         KILOVAC CORPORATION, a California corporation

                         By:  _______________________________________
                         Name:
                         Title:

                         KILOVAC INTERNATIONAL, INC., a California corporation


                         By:_________________________________________
                         Name:
                         Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written:

BANCAMERICA SECURITIES, INC.

By:___________________________
   Name:
   Title:


SALOMON BROTHERS INC

By:___________________________
   Name:
   Title: